UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2007

ACTEL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-21970	77-0097724
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2061 Stierlin Court, Mountain View, California		94043-4655
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-318-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, a Special Committee of Actel’s Board of Directors, composed of independent directors and assisted by independent counsel, was formed to review the Company’s historical stock option grant practices and related accounting. Although the review is not yet complete, Actel’s management has reached a preliminary conclusion, based on the Special Committee’s review to date, that the appropriate measurement dates for financial accounting purposes of certain stock option grants during the period from 1996 through 2001 differ from the recorded grant dates of those awards. The Company’s evaluation of the accounting impact resulting from the change in measurement dates for these stock option grants is ongoing. Since the Special Committee’s review has not been completed, it is possible that additional issues may be identified, perhaps including improper measurement dates related to stock options granted in later periods.

In light of these preliminary findings, Actel’s management has concluded that the Company may need to restate its historical financial statements to record additional non-cash and potentially other charges related to past stock option grants, which would have the effect of reducing income in the affected financial statements. The Company has not yet determined the full amount of any such charges or the resulting tax or other consequences. The Company does not expect that any restatement will have an impact on its previously reported revenues.

On January 18, 2007, Actel’s management concluded that the Company’s financial statements and the related reports or interim reviews of the Company’s independent registered public accounting firm and all earnings press releases and similar communications issued by the Company for fiscal periods commencing on or after January 1, 1996, should no longer be relied upon.

The Company’s management has discussed the matters described in this report with Ernst & Young LLP, the Company’s independent registered public accounting firm. The impact of this matter on the Company’s internal control over financial reporting and disclosure controls and procedures is being evaluated by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION

January 23, 2007	By:	Jon A. Anderson

Name: Jon A. Anderson
Title: Vice President of Finance and Chief Financial Officer